CONFORMED COPY
                                                             ----------------
-----------------------------------------------------------------------------



                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date  of  Earliest Event Reported): July 10, 1997

                     Commission File Number 33-83618

                        SELKIRK COGEN PARTNERS, L.P.
           (Exact name of Registrant as specified in its charter)

                     Delaware			             51-0324332
       (State or other jurisdiction of             (IRS Employer
      incorporation or organization)              Identification No.)

                        SELKIRK COGEN FUNDING CORPORATION
           (Exact name of Registrant as specified in its charter)

                     Delaware			             51-0354675
       (State or other jurisdiction of             (IRS Employer
      incorporation or organization)              Identification No.)

               One Bowdoin Square, Boston, Massachusetts 02114
        (Address of principal executive offices, including zip code)

                               (617) 227-8080
            (Registrant's telephone number, including area code)




-----------------------------------------------------------------------------

            This  document  consists of 4 pages of which this page is page 1.

ITEM 5. OTHER EVENTS

On July 10, 1997, Niagara Mohawk Power Corporation ("Niagara Mohawk") filed a Form 8-K with the Securities and Exchange Commission in which Niagara Mohawk announced that it had entered into a Master Restructuring Agreement (the "MRA") pursuant to which it and the twenty-nine independent power producers which have signed the MRA propose to terminate, restate or amend their respective power purchase agreements. The consideration for the independent power purchasers' agreement varies by party, and may consist of cash, short term notes, shares of Niagara Mohawk's Common Stock or certain swap contracts. Among the power purchase agreements proposed to be amended and restated is the Power Purchase Agreement between Selkirk Cogen Partners, L.P. (the "Partnership") and Niagara Mohawk for the electric output of the Partnership's Unit 1. Pursuant to the MRA and subject to negotiation as described below, the parties propose to restructure the Unit 1 Power Purchase Agreement to provide for the sale of electricity by th e Partnership pursuant to a pre-determined schedule of output at one or more pricing arrangements for up to 12 years in lieu of the delivery and price provisions of the Unit 1 Power Purchase Agreement as currently in effect. The closing of the transactions contemplated by the MRA with respect to the Partnership is conditioned upon, among other things, Niagara Mohawk and the Partnership negotiating the amended and restated Unit 1 Power Purchase Agreement, the receipt of all regulatory approvals, the receipt of all consents by third parties necessary for the transaction contemplated by the MRA (including satisfying certain standards under the Partnership's Trust Indenture relating to the absence of material adverse changes and the maintenance of required projected debt service coverage ratios or receiving any required approval of bondholders or other creditors), the Partnership's entering into new third party arrangements which will enable the Partnership to restructure its project on a reasonably satisfactory economic basis, and the receipt by Niagara Mohawk and the Partnership of all necessary approvals from their respective boards of directors, shareholders and partners. Should Niagara Mohawk and the Partnership satisfy all of the conditions to effectuating the transactions contemplated by the MRA with respect to the Partnership, Niagara Mohawk may nevertheless terminate the MRA if Niagara Mohawk determines that, as a result of the failure to satisfy the conditions of the MRA by other independent power producers, the benefits anticipated to be received by Niagara Mohawk pursuant to the MRA have been materially and adversely affected.

                                 SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 	    SELKIRK COGEN PARTNERS, L.P.

Date: July 18, 1997	           	         /s/    JMC SELKIRK, INC.
                                        --------------------------
 	                                            General Partner


Date: July 18, 1997	            	     /s/    JOHN R. COOPER
                                        --------------------------
 	                                     Name:  John R. Cooper
                                         Title:	Senior Vice President and
		                                        and Chief Financial Officer

                                 SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 	    SELKIRK COGEN FUNDING
										 CORPORATION


Date: July 18, 1997	            	     /s/    JOHN R. COOPER
                                        --------------------------
 	                                     Name:  John R. Cooper
                                         Title:	Senior Vice President and
		                                        and Chief Financial Officer